Defined Asset Funds[SM]                   Select Series    Income & Growth
                                           1999          Quantitative Research

                                              F

                                                                    IRA Ideal!


The Select
S&P
Portfolio

                                                               Taking Indexing
                                                          to Another Level ...
























                                                                 Merrill Lynch

Indexing -- it's a strategy to mirror the returns for major indices. Why not take a step beyond?

The Defined Asset Funds[SM]
Select S&P Industrial
Portfolio can help.

Instead of simply replicating an index, the Select S&P Industrial Portfolio singles out stocks from the S&P Industrial Index* for a combination of capital appreciation potential and current dividend income.

This value oriented Portfolio seeks total return through a contrarian strategy of selecting 15 stocks from the Index with high dividend yields.

The Strategy

The Select S&P Industrial Portfolio employs a disciplined "buy and hold" strategy. Each year, we intend to reapply the screening process to select a new Portfolio. You can reinvest in the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

Select S&P Industrial Portfolio -- 1999 Series F+


        Name of Issuer                    Ticker      Current Dividend
                                          Symbol          Yield++

  1.    UST, Inc.                          UST              5.20%

  2.    ConAgra, Inc.                      CAG              2.87

  3.    Newell Rubbermaid, Inc.            NWL              2.55

  4.    May Department Stores              MAY              2.32
        Company

  5.    Air Products and Chemicals,        APD              2.23
        Inc.

  6.    Rohm and Haas Company              ROH              2.09

  7.    Emerson Electric Company           EMR              2.01


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


  8.    American Home Products             AHP              1.97
        Corporation

  9.    Hershey Foods Corporation          HSY              1.97

 10.    Bestfoods                          BFO              1.93

 11.    The Clorox Company                 CLX              1.90

 12.    ALLTEL Corporation                  AT              1.79

 13.    Avery Dennison Corporation         AVY              1.72

 14.    Textron, Inc.                      TXT              1.72

 15.    PepsiCo, Inc.                      PEP              1.60


The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors or Standard & Poor's.*

+   Initial date of deposit -- September 20, 1999.

++ Current dividend yield for each stock was calculated by annualizing the last monthly, quarterly or semi- annual ordinary dividend received on that stock and dividing the result by its market value as of the close of trading on September 17, 1999. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.

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



Past Performance of Prior Select S&P Industrial Portfolios

Past performance is no guarantee of future results.


   Series From Inception Through            Most Recently Completed Portfolio
              6/30/99

   (including annual rollovers)

Inception     Series       Return             Period         Series      Return

 1/22/97         A          15.32%       2/9/98-3/19/99         A          5.92%

 2/24/97         B          15.78        3/23/98-4/23/99        B          6.13

 4/21/97         C          18.13        4/27/97-6/04/99        C         12.29

 6/9/97          D          11.08        6/9/97-7/17/98         D         19.39

 7/21/97         E          11.39        7/21/97-8/21/98        E          8.25

 9/8/97          F          15.53        9/8/97-10/2/98         F          9.95

 10/20/97        G           9.76        10/20/97-12/4/98       G         14.22

 12/2/97         H           8.74        12/2/97-1/8/99         H         17.47

 1/8/98          J           8.11        1/8/98-2/8/99          J         10.13


The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.


Avoid the teachings of speculators whose judgments are not confirmed by experience.

Leonardo DaVinci


The Selection Process

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


The Select S&P Industrial Portfolio looks for potential values in the equity market by investing in companies in the S&P Industrial Index that may be currently out of favor. It does this through a disciplined four-part screening process:

1. Defining the Universe: We begin with the S&P Industrial Index, a sub-set of the S&P 500 Index,* which includes only industrial stocks. Defined Asset Funds then removes any stocks that are also in the Dow Jones Industrial Average* (DJIA).

2. Quality Screen: We only consider stocks that are ranked A+ or A by Standard & Poor's. Standard & Poor's determines these stock rankings using a computerized system which focuses primarily on the growth and stability of per-share earnings and dividends. It then assigns a symbol to each stock, from A+ for the highest ranked stocks to D for stocks Standard & Poor's considers to be the most speculative. These rankings differ from credit-worthiness rankings of bonds and are not intended to predict stock price movements.

3. Market Capitalization: We then rank the stocks by market capitalization and eliminate the lowest 25%. This allows the Portfolio to avoid smaller, less liquid issues.

4. Dividend Yield: Finally, we rank the remaining stocks according to dividend yield. From that group we select the 15 highest-dividend yielding stocks for the Portfolio, whose prices may be undervalued.

* "Standard & Poor's," "S&P," "S&P 500 Index" and the "S&P Industrial Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Inc.

Hypothetical Past Performance of the Strategy (not any Portfolio)

Growth of $10,000 Invested Over 25 Years -- 1/1/74 Through 6/30/99

Strategy(+)..................$613,317      S&P 500 Index................$347,257
DJIA.........................$347,602      S&P Industrial Index.........$345,272

[A mountain chart, captioned "Growth of $10,000 Invested Over 26 Years -- 1/1/73 Through 6/30/99", compares the cumulative annual performance from 1973 through 1999 between the Strategy (net of sales charges and expenses)(orange), the DJIA (pink), the S&P 500 Index (purple), and the S&P Industrial Index (green). The x axis reflects years in one year increments. The initial value

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


of each is $10,000; the ending values are as follows: $495,109
(Strategy); $301,997 (DJIA), $296,349 (S&P 500), $294,828 (S&P Industrial). ]

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy (with Portfolio sales charges and expenses deducted) would have underperformed the DJIA in 9, the S&P 500 Index in 10 and the S&P Industrial Index in 9 of the last 26 years.

Annual Total Returns

Year      Strategy(+)          DJIA        S&P 500        S&P Industrial Index
                                            Index
1973        -20.13%           -13.12%       -14.66%             -14.61%
1974         -5.35            -23.14        -26.47              -26.54
1975         40.63             44.40         36.92               36.78
1976         30.89             22.72         23.53               22.59
1977         -6.53            -12.71         -7.19               -8.20
1978         -6.06              2.69          6.39                7.50
1979         26.47             10.52         18.02               18.40
1980         18.23             21.41         31.50               32.98
1981         7.67              -3.40         -4.83               -6.69
1982         25.87             25.79         20.26               20.14
1983         24.72             25.68         22.27               22.79
1984         12.34              1.06          5.95                4.09
1985         29.98             32.78         31.43               30.08
1986         28.78             26.91         18.37               18.54
1987         2.52               6.02          5.67                9.13
1988         42.04             15.95         16.58               15.80
1989         35.40             31.71         31.11               29.30
1990         0.96              -0.57         -3.20               -0.84
1991         27.06             23.93         30.51               30.39
1992         11.50              7.34          7.67                5.63
1993         2.28              16.72          9.97                8.90
1994         11.41              4.95          1.30                3.75
1995         36.38             36.48         37.10               34.26
1996         12.25             28.57         22.69               22.70
1997         33.34             24.78         33.10               30.80
1998         15.10             18.00         28.34               33.43
6/30/99      -0.20             20.37         12.33               12.64
Average      15.86%            13.72%        13.64%              13.62%

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


Average Annual Total Returns


For periods          3 year   5 year   10 year   15 year   20 year    25 year
ending
12/31/98

Strategy(+)          19.52%   21.06%   17.83%    19.29%    19.57%     17.91%

DJIA                 23.71%   22.08%   18.62%    17.71%    17.14%     14.40%

S&P 500 Index        27.97%   23.82%   19.03%    17.74%    17.50%     14.71%

S&P Industrial       28.89%   24.43%   19.09%    17.77%    17.51%     14.67%
Index


Returns shown represent price changes plus dividends reinvested at year ends, divided by the initial public offering price, and do not reflect deduction of any commissions or taxes. Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times, stocks may not be weighted equally.

(+) Net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses.

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


Defined Asset Funds      Equity Investor Funds     Select Standard & Poor's       Tele-Global Trust
Buy with                                           Intrinsic Value Portfolio      Utility Portfolio
Knowledge - Hold         Other Select Series                                      Index Series
With Confidence          Select Ten Portfolio      Concept Series                 S&P 500 Trust
                         (DJIA)                    Baby Boom Economy              S&P MidCap Trust
                         United Kingdom            Portfolios[SM]
                         Portfolio                 Financial Portfolio            Fixed-Income
                          (Financial Times         Health Care Trust              Funds
                         Index)                    Internet Portfolio
                         Institutional Holdings    Premier American               Corporate Funds
                         Portfolio                 Portfolio
                         Select Growth Portfolio   Premier World Portfolio        Government Funds
                         Select Large-Cap          Real Estate Income Fund
                         Growth Portfolio                                         Municipal Funds
                         Select Standard &
                         Poor's Industry
                         Turnaround Portfolio

Defined Asset Funds -- Our Philosophy

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important -- your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient "buy and hold" structure of a unit investment trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.

At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind -- yours.

Take a Step Beyond!

You can get started with the Select S&P Industrial Portfolio for about $250. Call your financial professional for a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money,

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


Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

* The Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or high current income.

* There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained, that stock or unit prices will not decrease over the life of the Portfolio or that the Portfolio will outperform the indices.

* The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

* These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which contributed to these relatively low prices and high yields will change.

* Stocks are chosen for characteristics such as value, which may be at odds with those of the stocks driving the market at a given time.

Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, investors will defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last ten months of the Portfolio.

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


                                      As a % of Public      Amounts Per
                                       Offering Price       1,000 Units

Initial Sales Charge                       1.00%              $10.00

Deferred Sales Charge                      1.75%              $17.50

Maximum Sales Charge                       2.75%              $27.50

Estimated Annual Expenses                  .201%               $1.99
(as a % of net assets)

Estimated Organization Costs                                   $0.89



If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.


             Amount                   Total Sales Charge as a % of
            Purchased                    Public Offering Price

Less than $50,000                                2.75%

$50,000 to $99,999                               2.50%

$100,000 to $249,999                             2.00%

$250,000 to $999,999                             1.75%

$1,000,000 or more                               1.00%



The information of this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.



                                                                  11579BR - 9/99

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